SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         Date of Report: August 30, 2004
                        (Date of Earliest Event Reported)

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                        001-313338               98-0336674

State or other jurisdiction of      (Commission File No.)       (IRS Employer
Incorporation or organization                                Identification No.)

             13980 Jane Street, King City, Ontario, Canada, L7B 1A3
                    (Address of principal executive offices)

                                 (905) 833-0808
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS

      Item 7.01 REGULATION FD DISCLOSURE

      Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

SIGNATURES

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Item 7.01 REGULATION FD DISCLOSURE

      On August 30, 2004, the Company issued a press release announcing that it has entered into a strategic partnership with Azonic Corporation to develop and market a disposable cellular phone. A copy of the press release is attached as
Exhibit 99.1 and incorporated herein by reference.

      The information in this Form 8-K is being furnished under Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

99.1 Press release dated August 30, 2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: August 31, 2004

                                  WIRELESS AGE COMMUNICATIONS, INC.


                                  By /s/ John G. Simmonds
                                     -----------------------------------------
                                         John G. Simmonds, President and CEO